                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant[  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (ss.)240.14a-11(c) or (ss.)240.14a-12

                               LIFEWAY FOODS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------

     (5) Total fee paid:

     --------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                               LIFEWAY FOODS, INC.
                      7625 North Austin Avenue, Suite 1100
                             Skokie, Illinois 60077

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 1998

TO OUR STOCKHOLDERS:

         You are invited to be present either in person or by proxy at the Annual Meeting of Stockholders of Lifeway Foods, Inc., an Illinois corporation (the "Company"), to be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077, on Saturday, May 16, 1998, at 11:00 a.m., local time (the "Meeting"), to consider and act upon the following:

         1. To elect four Directors to serve until the next meeting and until their successors are duly elected and qualified;

         2. To ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for the next fiscal year.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of Common Stock of record at the close of business on April 15, 1998, will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

         WE INVITE EACH OF YOU TO ATTEND THE MEETING. IF YOU CANNOT ATTEND, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. NO STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          MICHAEL SMOLYANSKY
                                          Chairman of the Board
Skokie, Illinois
April 17, 1998


                             YOUR VOTE IS IMPORTANT

         WHETHER YOU OWN A FEW OR MANY SHARES OF STOCK AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO MARK, DATE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY WILL AID THE COMPANY IN REDUCING THE EXPENSE OF PROXY SOLICITATION.

                               LIFEWAY FOODS, INC.

                                 PROXY STATEMENT



                               PROCEDURAL MATTERS

         THIS PROXY STATEMENT IS FURNISHED TO THE STOCKHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE "COMPANY"), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 11:00 A.M., CDT, ON SATURDAY, MAY 16, 1998, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Stockholders of record of Common Stock of the Company at the close of business on April 15, 1998 (the "Record Date"), will be entitled to notice of and to vote at the meeting. The Annual Meeting will be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077. Proxies received prior to the meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each of management's nominees for Director and in favor of each of management's proposals set forth in the Notice of Annual Meeting of Stockholders. A stockholder who signs and returns the enclosed proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the meeting and voting in person. Beneficial owners wishing to vote at the meeting who are not stockholders of record on the Company's books (e.g., persons holding in street name) must bring to the meeting a Power of Attorney or proxy in their favor signed by the holder of record in order to be able to vote.

SOLICITATION OF PROXIES

         This Proxy Statement and the form of proxy are first being mailed to the stockholders beginning April 17, 1998. All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. As of this date, the Company has no plans to retain an outside firm to solicit proxies. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith. Action may be taken on the business to be transacted at the meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

VOTING OF PROXIES

         A form of proxy is enclosed for use at the meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the meeting or at any adjournment or adjournments thereof. Management intends to vote the 2,375,860 shares (62.8%) of Common Stock which it controls in favor of the proposals to: (i) elect four Directors to serve until the next Meeting and until their successors are duly elected and qualified; (ii) to ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for 1998; and (iii) to transact such other business as may properly come before the meeting or any adjournments thereof.

VOTING SECURITIES AND VOTE REQUIRED

         Only holders of Common Stock, no par value per share, of record at the close of business on April 15, 1998 (the "Record Date"), will be entitled to vote at the meeting. As of the Record Date, 3,778,877 shares of Common Stock, the only class of voting securities of the Company, were outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. Under the rules of the Securities and Exchange Commission (the "Commission"), boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposal 2. Votes withheld in connection with the election of one or more of the nominees for Director or Proposal 2 will be counted as votes cast against such individuals or Proposal 2 and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for Director. The form of proxy does not provide for abstentions with respect to the election of Directors; however, a shareholder present at the meeting may abstain with respect to such election.

ANNUAL REPORT ON FORM 10-KSB

         This Proxy Statement is accompanied by the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 (the "Annual Report"). Stockholders are referred to the Annual Report for information concerning the Company's business and operations, but the Annual Report is not part of the proxy soliciting materials.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Four Directors are to be elected at the meeting. The Directors will be elected at the meeting to serve until the next annual meeting of stockholders of the Company and until their successors shall be duly elected and shall qualify. As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election individually, of the four nominees of the Board named below as Directors of the Company. Should any of the nominees not remain a candidate for election at the date of the meeting (which contingency is not now contemplated or foreseen by the Board), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board. The four nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law. Each of the nominees are currently serving as Directors of the Company.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                         VOTE FOR EACH OF THE NOMINEES.

         The names of the nominees and certain information with regard to each nominee follows:

Name                                Age        Position                                             Director Since
----                                ---        --------                                             --------------
Michael Smolyansky                  50         CEO, CFO, President, Treasurer and Director               1986
Pol Sikar                           50         Director                                                  1986
Rick D. Salm                        46         Director                                                  1986
Lorenzo Bernardi                    60         Director                                                  1994

NOMINEES FOR ELECTION AS DIRECTORS

         MICHAEL SMOLYANSKY has been Chief Executive Officer, Chief Financial Officer, President, Treasurer and a director of the Company since its inception in February 1986. From 1976 to 1985, he was Project Engineer and Department Manager of E.J. Littell Machine Co., of Chicago, Illinois, where he had primary responsibility for design of material handling equipment. Mr. Smolyansky is a graduate of the Kiev Institute of Technology (M.S., Mechanical Engineering,
1971). Mr. Smolyansky devotes full time to the business of the Company. Mr. Smolyansky holds no other directorships in any other reporting company.

         POL SIKAR has been a director of the Company since its inception in February 1986. He is a graduate with a Master's degree from the Odessa State Institute of Civil Engineering in Russia. For more than 10 years he has been President and major stockholder of Still-Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company. Mr. Sikar holds no other directorships in any other reporting company.

         RICK D. SALM, a director of the Company since its inception in February 1986, is first Vice-President of the First Commercial Bank of Chicago, Illinois. Mr. Salm joined First Commercial in 1982 and is currently in charge of commercial lending activities. Mr. Salm holds a Bachelor's degree from St. Norbert College, from which he graduated in 1974. Mr. Salm devotes as much time as necessary to the business of the Company. Mr. Salm holds no other directorships in any other reporting company.

         LORENZO BERNARDI has been a director of the Company since 1994 and has been a director of the Company's subsidiary, Lifeway International, Inc. Mr. Bernardi is the president and founder of Renzo & Sons, Inc. - Dairy and Food Service Company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 29 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of

Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi will devote as much time as necessary to the business of the Company. Mr. Bernardi holds no other directorships in any other reporting company.

COMMITTEES OF THE BOARD OF DIRECTORS

         In August of 1997, the Company's Board of Directors formed an Audit Committee comprised of three directors, a majority of whom are outside directors. The members of the initial Audit Committee are Michael Smolyansky, Pol Sikar, and Rick Salm. Members are appointed annually by the full Board. The functions of the Audit Committee are to review the Company's internal controls, accounting policies, and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; and to review the services and fees of the independent auditors, their independence, and recommend to the Board for its approval and for ratification by the stockholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company.

ATTENDANCE AT MEETINGS OF THE BOARD AND COMMITTEES

         During 1997, the Company's Board of Directors held three regular meetings. The attendance, in person or by telephone, at the meetings of the Board and the Audit Committee of the Board was 100%. In addition, the Board of Directors acted by unanimous consent pursuant to Illinois law and the Company's By-laws.

         In August of 1997, the Company's Board of Directors formed an Audit Committee comprised of three directors, a majority of whom are outside directors. The members of the initial Audit Committee are Michael Smolyansky, Pol Sikar, and Rick Salm. Members are appointed annually by the full Board of Directors. The functions of the Audit Committee are to review the Company's internal controls, accounting policies, and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; and to review the services and fees of the independent auditors, their independence, and recommend to the Board of Directors or its approval and for ratification by the stockholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company. The Audit Committee held one meeting in 1997.

COMPENSATION OF DIRECTORS

         During 1997, the Board of Directors participated in three meetings and each were compensated at the rate of $500 per meeting.

EXECUTIVE COMPENSATION

(a)      General

         The following information discloses all plan and non-plan compensation awarded to, earned by, or paid to Mr. Michael Smolyansky, CEO, CFO, President, Treasurer and Director of the Company, for all services rendered in all capacities to the registrant and its subsidiaries. Mr. Smolyansky is the only person meeting the reporting requirements of Item 402 of Regulation S-B. No other executive officer of the Company had total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1997.

(b)      Summary Compensation Table

         The following table sets forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company during each of the fiscal years ended December 31, 1997, 1996 and 1995, to or for the Company's Chief Executive Officer and each of the other executive officers of the Company whose total annual salary and bonus, if any, exceeded $100,000 for the fiscal year ended 1997.


                                                               Annual Compensation
                                              ------------------------------------------------------

              (a)                    (b)            (c)              (d)                (e)
             Name                   Year                                               Other
              and                   Ended                                             Annual
           Principal              December        Salary            Bonus          Compensation
           Position                  31             ($)              ($)                ($)
-------------------------------- ------------ ---------------- ---------------- --------------------
Michael Smolyansky                  1997        115,000.00           -0-                -0-
CEO, CFO, President                 1996        120,000.00         3,000.00             -0-
                                    1995         99,999.84        15,000.00             -0-


                                                 Long Term Compensation
                                  -----------------------------------------------
                                               Awards                  Payouts
                                  -----------------------------------------------

         (a)              (b)           (f)              (g)             (h)             (i)
        Name              Year       Restricted                                          All
         and             Ended         Stock            Shares           LTIP           Other
      Principal         December      Award(s)        Underlying       Payouts      Compensation
      Position             31           ($)            Options           ($)             ($)
---------------------- ----------- --------------- ----------------- ------------- ----------------
Michael Smolyansky        1997          -0-              -0-             -0-             -0-
CEO, CFO, President       1996          -0-              -0-             -0-             -0-
                          1995          -0-              -0-             -0-             -0-

(c)      Option/SAR Grants in Last Fiscal Year

         This table has been omitted, as Mr. Smolyansky, the only person meeting the reporting requirements of Item 402 of Regulation S-B, has not received any individual grants of stock options during fiscal 1997 or stock appreciation rights during 1997.

(d) Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

         This table has been omitted, as Mr. Smolyansky, the only person meeting the reporting requirements of Item 402 of Regulation S-B, has not exercised any stock options during fiscal 1997.

(e)      Long-Term Incentive Plans ("LTIP") - Awards in Last Fiscal Year

         This table has been omitted, as Mr. Smolyansky, the only person meeting the reporting requirements of Item 402 of Regulation S-B, has not received any awards pursuant to any LTIP during fiscal 1997.

(f)      Employment Contracts and Termination of Employment and
Change-in-Control Arrangements

         (f)(1)   Employment Contracts

         The President of the Company, Michael Smolyansky, was engaged by the Company under an employment agreement that expired in April 1997. A formal extension to the agreement is currently being negotiated. It is anticipated that the extension will continue to provide for a base salary, which may be increased, subject to approval of the Board of Directors, on a yearly basis in proportion to the Company's profitability and cash bonuses at the discretion of the Board of Directors.

         (f)(2)   Employee, Consultants and Service Providers Benefit Plan

         On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the "Lifeway Foods, Inc. Consulting and Services Compensation Plan" (the "Plan") covering 300,000 shares of its Common Stock. Pursuant to the Plan, the Company may issue Common Stock and/or options to purchase Common Stock to certain consultants, service providers and employees, including officers and directors, of the Company. The purpose of the Plan is to promote the best interests of the Company and its stockholders by providing a means of non-cash remuneration to eligible participants who contribute to operating progress and earning power of the Company. The Plan is administered by the Company's Board of Directors or a committee consisting of three members which has the discretion to determine from time to time the eligible participants to receive an award; the number of shares of stock issuable directly or to be granted pursuant to option; the price at which the option may be exercised or the price per share in cash or cancellation of fees or other payment which the Company is liable if a direct issue of stock and all other terms on which each option shall be granted. As of December 31, 1997, a total of 23,900 shares has been issued under the Plan and 55,000 options remained outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a)      Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, the Company's only class of securities, as of March 31, 1998 (except as indicated below) by
(a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (b) each of the Company's directors, (c) each of the Company's executive officers named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.


                                                                         Percent Owned
       Name and Address of                 Amount and Nature of         Beneficially and
          Beneficial Owner                 Beneficial Ownership            of Record
                                                   (1)                        (2)
       -------------------                 --------------------         ----------------
       Michael Smolyansky (5)                  2,353,560 (3)                  62.3
       7625 N. Austin Ave.
       Skokie, IL 60077

       Rick D. Salm (5)                            2,900                       *
       6945 N. Clark St.
       Chicago, IL 60626

       Pol Sikar (5)                               11,700                      *
       3907 Miller Drive
       Glenview, IL 60025

       Lorenzo Bernardi (5)                        1,600                       *
       2919 N. Natoma
       Chicago, IL 60634

       Valeriy Nikolenko (5)                     6,100 (4)                     *
       8917 Lamon Ave.
       Skokie, IL 60077

       All officers and directors of             2,375,860                    62.8
       the Company as a group (five
       persons)

-----------------------

*  Represents less than one percent of the outstanding Common Stock.

         (1) Unless otherwise indicated, all shares are directly owned and investing power is held by the persons named.

         (2) Based upon 3,778,877 shares of Common Stock outstanding as of March 31, 1998.

         (3) Mr. Smolyansky directly owns 2,275,100 shares of Common Stock of the Company. 69,460 shares of Common Stock are owned by his wife and therefore deemed to be beneficially owned by Mr. Smolyansky. Also included are 9,000 shares of Common Stock owned by the Smolyansky Family Foundation, a charitable trust, of which Mr. and Mrs. Smolyansky are the trustees. The Smolyansky's disclaim any beneficial ownership of the trust.

         (4) Mr. Nikolenko directly owns 3,000 shares of Common Stock of the Company. 1,100 shares of Common Stock are owned by his wife and therefore deemed to be beneficially owned by Mr. Nikolenko. Also included are vested options to acquire 2,000 shares of common stock at an average price of $5.00 per share.

         (5) Director or officer. The majority of the shares of Common Stock held by officers, directors and principal shareholders listed above are "restricted securities" and, as such, are subject to limitations on resale. The shares may be sold pursuant to Rule 144 of the Securities Act of 1933, as amended, under certain circumstances.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 1994, the Company determined that it would not be able to implement its business plan for its subsidiary, Lifeway International, Inc. ("LII"). As a result, the Company conducted an exchange offer to the minority shareholders of LII, whereby each minority shareholder could alternatively exchange their shares for (i) restricted shares of Common Stock in the Company; or (ii) receive a return of their original investment in cash plus interest on their investment paid in restricted shares of Common Stock in the Company. On February 21, 1995, Mr. Michael Smolyansky, the Company's CEO, CFO, President, Treasurer and director, and his wife elected to exchange their shares of LII for the return of their original investment in cash aggregating $10,000 plus interest paid in an aggregate 800 restricted shares of Common Stock in the Company. On March 25, 1995, Mr. Pol Sikar, a director of the Company, elected to exchange his shares of LII for 4,400 restricted shares of Common Stock in the Company. On January 10, 1995, Mr. Lorenzo Bernardi, a director of the Company, elected to exchange his shares of LII for the return of his $10,000 investment in cash plus interest paid in 1,600 restricted shares of Common Stock in the Company.

         On October 13, 1997, pursuant to the Unanimous Written Consent of the Board of Directors, in payment for consulting services, 1,800 shares of the Company's Common Stock registered with the Securities and Exchange Commission on Form S-8 were issued to a company owned by Mr. Pol Sikar, a director of the Company.

                                   PROPOSAL 2
            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board has designated the firm of Gleeson, Sklar, Sawyers & Cumpata LLP, independent auditors, as auditors of the Company for the next fiscal year. The Company has been advised by such firm that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

         During the two most recent fiscal years, there have been no disagreements with Gleeson, Sklar, Sawyers & Cumpata LLP on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable event.

         The Company expects that representatives of Gleeson, Sklar, Sawyers & Cumpata LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         In the event that ratification of the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

REQUIRED VOTE

         An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF GLEESON, SKLAR, SAWYERS & CUMPATA LLP AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 1998), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder may desire to present to the Company's 1999 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company on or before January 1, 1999, in order to be considered for possible inclusion in the Company's proxy materials relating to such meeting.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Michael Smolyansky

                                       MICHAEL SMOLYANSKY
                                       Chairman of the Board

April 17, 1998

PROXY                                                                    PROXY


                               LIFEWAY FOODS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
          TO BE HELD AT THE HOLIDAY INN NORTH SHORE, SKOKIE, ILLINOIS,
                SATURDAY, MAY 16, 1998, AT 11:00 A.M. LOCAL TIME

The undersigned hereby appoints Michael Smolyansky, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Lifeway Foods, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.   Election of Directors:
Nominees:      Michael Smolyansky   Pol Sikar   Rick D. Salm    Lorenzo Bernardi

         [ ]  FOR     [ ]  WITHHELD      For, except vote withheld from the
                                         following nominees:


        ---------------------------------------------------------------------

2. Ratification of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors:

                          [ ] FOR [ ] AGAINST [ ] ABSTAIN



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3.   Other Matters:

     In his discretion, to vote with respect to any other matters that may come before the meeting or any adjournment thereof, including matters incident to its conduct.

                                        THIS PROXY WHEN PROPERLY EXECUTED WILL
                                        BE VOTED IN THE MANNER DIRECTED HEREIN
                                        BY THE UNDERSIGNED SHAREHOLDER.

                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                        PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE                                           DATED:*
          -------------------------------------             -----------------

---------------------------------------------    ----------------------------
            SIGNATURE IF JOINTLY OWNED                     PRINT NAME

NOTE: This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.




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